UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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The Procter & Gamble Company

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 15, 2017, The Procter & Gamble Company (“P&G”), released the following communications to certain shareholders of P&G and may in the future send or use the same or substantially similar communications from time to time:

VOTE THE BLUE PROXY CARD Go to voteblue.pg.com

Vote the BLUE Voting Instruction Form For shares owned in P&G Stock Plans, e.g., Profit Sharing Trust (PST, ISOP, 401K) CONTROL NUMBER Vote online, or by phone or mail. For more, go to voteblue.pg.com. VOTE THE BLUE PROXY CARD

Our robust fiscal 2017 results demonstrate that the actions we have taken and the strategy and plan we have in place are working. We are committed to accelerating our efforts to deliver stronger growth and shareholder value.? DAVID TAYLOR P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Go to voteblue.pg.com

Vote the BLUE Voting Proxy Card For shares owned in the Direct Stock Purchase Plan (DSPP) and other accounts held with Wells Fargo. Vote online, or by phone or mail. For more, go to voteblue.pg.com. VOTE THE BLUE PROXY CARD

P&G is a stronger and more focused company, with leadership positions in ten attractive categories that leverage P&G?s core strengths. We are better positioned for the future.? DAVID TAYLOR P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Go to voteblue.pg.com

You will receive multiple mailings from both P&G and Trian for each type of account. Based on your account holding, you will receive the following from P&G: DSPP (SIP) and other accounts All P&G Stock Plans and Broker or Broker or Bank Accounts held with Wells Fargo Bank Accounts with &gt; 100 shares with &lt; 100 shares Blue Proxy Card Blue Voting Instruction Form (VIF) Blue Notice & Access Card Vote online, or by phone or mail Vote online

We are empowering P&G people with the mastery, flexibility and speed needed to drive strong business results while ensuring the right accountability and incentives are in place.? DAVID TAYLOR P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Go to voteblue.pg.com

Fiscal year 2017 by the numbers: Net sales: $65.1b Organic sales: 2% Diluted net eps:* $5.59 Core eps: $3.92 Currency-neutral core eps: $4.07 Operating cash flow: $12.8b 51% 7% 11% Fiscal 2017 was a year of significant value returned to P&G shareowners Nearly $22b returned to shareholders $7.2b in dividends+ $5.2b in share repurchase+ $9.4b in share exchanges in the beauty transaction *includes gain of $1.95 from the beauty transaction with coty that closed in October 2016 See www.pginvestor.com/event for P&G?s full Q4 & fiscal year 2017 earnings release issued july 27, 2017, the associated webcast presentation, definitions of non-gaap measures and reconciliations to the most closely related gaap measure Go to voteblue.pg.com

We are raising the bar to a higher standard of performance This will lead to balanced growth and value creation, winning with consumers, and delivering for you, our shareholders.? DAVID TAYLOR P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Go to voteblue.pg.com

P&G returning capital to shareholders $7.2b 61 127 Paid in dividends in fiscal 2017 consecutive annual dividend increases consecutive years paying a dividend Consecutive Annual Dividend Increases

Your Board is a powerful advocate for all shareholders and is driving change and delivering significant shareholder value.? DAVID TAYLOR P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Go to voteblue.pg.com

Total Shareholder Return Comparison since November 1, 2015 Our fiscal 2017 results demonstrate that the actions we have taken and the plan we have in place are working. Since the CEO transition on November 1, 2015, our team has delivered total shareholder return (?TSR?) that outperformed the S&P 500 and is well above the vast majority of peers selected by Trian throughout that same time period. Now is the time to build on our momentum and prevent anything from derailing the work that is delivering improvement. *Market data as of August 9, 2017. P&G Peers per Trian include Beiersdorf, Church & Dwight, Clorox, Go to voteblue.pg.com Colgate-Palmolive, Edgewell Personal Care, Henkel, Kimberly-Clark, L?Or?al, Reckitt Benckiser, Unilever. 27% 13% 16% 24% 8% P&G peers per train s&p consumer staples index s&p index peltz serving on board

We are committed to delivering increased shareholder value, and we will always operate within our Purpose, Values and Principles, which have guided P&G for 180 years.? DAVID TAYLOR P&G CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Go to voteblue.pg.com

Go to voteblue.pg.com VOTE THE BLUE PROXY CARD

Forward-Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations, and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodity and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.